UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

All Terrain Opportunity Fund

(Institutional Class: TERIX)

ANNUAL REPORT

OCTOBER 31, 2017

All Terrain Opportunity Fund

A series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	21
Supplemental Information	22
Expense Example	24

This report and the financial statements contained herein are provided for the general information of the shareholders of the All Terrain Opportunity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.allterrainfunds.com

CASTLE FINANCIAL & RETIREMENT PLANNING ASSOCIATES, INC.

BAUER CAPITAL MANAGEMENT, LLC

All Terrain Opportunity Fund Annual Report

Dear Fellow Shareholders,

Over the last year, as of 10/31/17, the All Terrain Opportunity Fund’s Institutional Class shares returned 8.05% while the HFRX Global Hedge Fund Index rose 6.98%. The All Terrain Opportunity Fund outperformed its respective benchmark due to the increased exposure to equity markets, which have performed very well during the period as global growth has continued to show signs of acceleration.

Another year of historic market conditions

Up to this point, 2017 has been another historic year for global bonds as nearly $11 trillion dollars of worldwide debt had negative yields. In 2006, central bank balance sheets were under $6 trillion dollars compared to today at $21 trillion. Central bank assets are up 10% this year and now are almost a third of the size of the world economy. The big three central banks - the Federal Reserve (Fed), European Central Bank (ECB), and Bank of Japan (BOJ) amassed $14.1 trillion dollars in total assets. The Fed balance sheet equates to 22.7% of the total U.S. Gross Domestic Product, the ECB at 37.7% and the BOJ at an alarming 92.2% of GDP (as a percentage of local currency nominal GDP)! One must wonder how this experiment will end and what the repercussions will be in the future. Accordingly, a tactical "All Terrain" strategy makes sense.

Equity Strategy

Our disciplined VERT process combines Valuations, Economic data, Risk indicators, and Trends, which drive our portfolio allocation. We evaluate global equity markets on an ongoing basis across the world in order to rotate the portfolio according to our unique process. When economic data and trends are deteriorating, the All Terrain Opportunity Fund reduces exposure to equities to potentially preserve capital for investors. In the opposite scenario, when the data is improving, and leading indicators are strong, the fund will allocate more capital to equities. Our forecast for equity returns (Valuations) on the U.S. indices remains anemic with 5% to 6% annualized returns for the foreseeable future. The Federal Reserve continues to tighten monetary policy at a very gradual pace to move towards a more normalized target of over 2% on the federal fund's rate. Our largest equity position, SPDR S&P 500 ETF (SPY) was our largest contributor to performance on the equity side of the portfolio. We believe that using the S&P 500 as our main equity proxy benefits our shareholders by diversifying the exposure to the United States. This helps reduce overall risk by owning a basket of securities rather than holding very few individual company stocks increasing business risk to our shareholders.

The U.S. equity markets continue to make new all-time highs in 2017 as tax reform, and global growth is at center stage. The U.S. consumer remained resilient despite wage growth being very anemic during this economic cycle. The United States equity markets have remained resilient to any downside shocks. Economic data and trends in the U.S remain very robust with emerging markets showing the most strength in the global economy. Valuations in U.S. equities are very expensive on a historical basis, but we continue to still find value in some individual names and sectors throughout the year when overshoots present themselves. Our exposure to VEIRX (Vanguard Equity-Income Fund) also provided a boost for overall fund performance with excellent stock selection. The managers of this fund have done an outstanding job selecting great companies that historically have outperformed their peers.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that investors shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-(844)-441-4440.

Another major contributor to the fund’s performance in 2017 was Dow Jones Industrial Average ETF (DIA). The DIA is a price-weighted index, which benefitted substantially from its higher priced stocks, which had a big rally in 2017. The Powershares QQQ – Nasdaq 100 (QQQ) was another solid contributor to fund’s performance. The Nasdaq 100 has led all major indices with extremely strong performance coming from Facebook, Amazon, Netflix, Google – or "FANG".

For exposure to developed international equities, the MFS International Value Fund (MINIX) has been our top pick. The fund has done a superior job generating solid performance for our investors and manages risk very well with lower downside capture relative to the fund’s benchmark. The fund has continued to shine with its excellent long-term track record of delivering alpha over the benchmark.

Throughout the year, we used options to hedge the portfolio from potential drawdowns. This was a detractor to fund’s performance for the year. The hedges are implemented with our goal to help our investors from any severe shocks that the managers believe could take place. In 2017, the equity markets remained resilient to any news and continued to plow higher despite global uncertainties, giving up some upside by seeking to preserve capital. Another detractor to the fund’s performance was Costco. Costco stock had a sharp decline from the news about Amazon's acquisition of Whole Foods, which caused major panic in grocery store dominated companies. After the stock dropped precipitously, it has rebounded well after the initial shock. Finally, Wisdomtree Europe Hedge Equity Fund (HEDJ) had an adverse impact on fund performance. European stocks had a rough few months from May until early September because of Euro strengthening. After having an abysmal 2016, the euro had a strong rally off the lows and pushed to recent highs we have not seen since 2015. Market participants are starting to price in the ECB pulling back on its unprecedented Quantitative Easing program. We anticipate the ECB to start winding down QE sometime in 2018, which could have a negative interest on global rates.

Fixed Income Strategy

Valuations play a large role in the determination of which securities are selected for the asset allocation breakdown of the All Terrain Opportunity Fund. As mentioned in the equity section, we anticipate lower than normal equity returns on a forward-looking basis, which directly affects how the portfolio is positioned overall. For this reason, the fixed-income allocation in the All Terrain Opportunity Fund is the largest portion of the portfolio so far in 2017. Our largest position and the largest contributor to fund performance for the given period is the PIMCO Income Fund (PIMIX), which had a distribution yield of 5.42% (at NAV) as of 10/30/20172. The allocation of PIMIX is split into two strategies, one being a higher yielding part of the portfolio, which is more risk-on. The other half plays a more defensive position to offset the riskier part of the fund’s allocation. PIMCO Income has a large portion of its assets in non-agency mortgage backed securities. We believe the housing sector and solid fundamentals (historically low mortgage rates) are strong tailwinds for housing-related credits.

The PIMCO Income Fund also has a portion of its assets allocated to Emerging Market Debt.

[2]	The distribution yield for monthly paying Funds is calculated by annualizing actual dividends distributed for the monthly period ended on the date shown and dividing by the net asset value on the last business day for the same period. The distribution yield for quarterly paying Funds is calculated by taking the average of the prior four quarterly distribution yields. The quarterly distribution yields are calculated by annualizing actual dividends distributed for the quarterly period ended on the most recent quarterly distribution date and dividing by the net asset value for the same date. The distribution yield for annual paying Funds is calculated by taking the annual distribution divided by the Fund’s net asset value on ex-date. The yield is annualized if the Fund incepted less than a year ago. The yield does not include long- or short-term capital gains distributions. (PIMCO)

While high yield and corporate spreads are tight, we believe that on a risk-adjusted rate of return, emerging market debt still has a significant yield spread value over developed nation bonds. Currency positioning by the fund’s managers has provided a boost to overall performance so far this year. As noted above, over $11 trillion bonds globally have a negative yield.

The PIMCO Income Fund also is taking a very defensive approach by keeping the overall fund duration at around 2.2 years. We believe that this makes sense given how low interest rates are and how extending duration at historically low levels would be adding significant risk if interest rates were to spike for any reason. The fund also utilizes a high-quality hedge by adding Australian government bonds with the potential of preserving capital in a global risk-off period. Overall, the PIMCO Income Fund continues to deliver solid performance while managing duration at key turning points in the bond market.

Positioning and Outlook

Our current view of the global economy is “cautiously optimistic”, as political tensions are far from over. Another major risk to global markets is Central Bank normalization, which we believe will be a major factor in determining global assets prices in 2018. The Fed is on the path of tighter policies, and although historically loose, they are slowly reducing the balance sheet, which started this year. The European Central Bank is the next major central bank to potentially start the normalization process. This process would be substantial and significant for the global economy as it will impact all asset classes. Due to the European Central Bank and Bank of Japan purchasing assets on their balance sheets, major distortions in fixed income markets globally have occurred. Once they remove their respective accommodations, a significant repricing across all fixed income could happen.

It is important to note that a significant portion of the corporate bond purchased in the U.S. this year were bought by investors outside the United States. This has occurred due to overseas investors that are in search of yield because the government and corporate bonds yield in their own countries are yielding 0% or even negative in some cases. We do think “animal spirits” are starting to set in for the U.S. equity market and are getting a little cautious that investors are getting very complacent to this “low volatility” regime. The global market is prone to shocks now that majority of the news cycle has been positive and investor intelligent surveys are showing signs of extreme optimism.

On a positive note, the U.S. dollar has weakened against the major currencies, which gives U.S. companies a leg up when selling goods overseas. However, political changes in Washington may have a bigger effect on corporations in the coming years when new policies go into effect, which may lead to trillions of dollars being repatriated from foreign countries. Another major factor that may stimulate growth in the U.S. is the possibility of fiscal stimulus in 2018 and beyond, which may have significant impacts on the U.S. economy.

This is our current view on some major drivers that should be very important factors when looking forward. Our proprietary models are projecting lower than expected equity returns in the near future due to overvalued equity markets. Model data continues to emphasize lower equity allocations until inputs improve. As market conditions change, the All Terrain Opportunity Fund will adapt and make further allocations where it deems necessary.

Sincerely,

Al Procaccino	Korey Bauer

The views in this letter were as of 11/22/17 and may not necessarily reflect the same views on the date this letter was first published or any time thereafter. These views are intended to help a shareholder in understanding the fund’s investment methodology and do not constitute investment advice.

Investment Considerations: The investment objective is to seek capital appreciation with positive returns in all market conditions. There can be no assurance that the Fund will achieve its objective or that any strategy (risk management or otherwise) will be successful.

Stock and bond values fluctuate in price so the value of your investment can go down depending on market conditions. International investing involves special risks including, but not limited to political risks, currency fluctuations, illiquidity and volatility. These risks may be heightened for investments in emerging markets. Derivatives entail risks relating to liquidity, leverage and credit that may reduce returns and increase volatility.

All Terrain Opportunity Fund

FUND PERFORMANCE at October 31, 2017 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the HFRX Global Hedge Fund Index. Results include the reinvestment of all dividends and capital gains.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. The index does not reflect expenses, fees, or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2017	1 Year	Since Inception	Inception Date
Institutional Class	8.05%	2.89%	11/03/14
HFRX Global Hedge Fund Index	6.98%	1.15%	11/03/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (844) 441-4440.

Gross and net expense ratios for the Fund’s Institutional Class shares were 2.52% and 2.04%, respectively, which were the amounts stated in the current prospectus dated March 1, 2017, as supplemented May 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. Castle Financial & Retirement Planning Associates, Inc. (“Castle Financial”) and Bauer Capital Management, LLC (“Bauer Capital”), the Fund’s advisors, have contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.60% of the average daily net assets of Institutional Class shares of the Fund. Effective May 1, 2017, Bauer Capital Management, LLC and Castle Financial & Retirement Planning Associates, Inc. have agreed to reduce the limit on the total annual fund operating expenses by 0.10% to 1.60% of the Fund’s average daily net assets. This agreement is in effect until April 28, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 60 days of purchase will be charged a redemption fee of 1.00%.

All Terrain Opportunity Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2017

Number of Shares		Value

	Common Stocks – 5.9%
	Communications – 0.5%
5,000	AT&T, Inc.	$168,250

	Consumer Discretionary – 1.5%
2,000	Home Depot, Inc.	331,560
2,500	TJX Cos., Inc.	174,500
		506,060
	Consumer Staples – 1.0%
2,000	Costco Wholesale Corp.	322,160

	Health Care – 0.7%
3,000	Medtronic PLC[1]	241,560

	Materials – 2.2%
9,000	Franco-Nevada Corp.[1]	714,960

	Total Common Stocks (Cost $1,924,885)	1,952,990

	Exchange-Traded Funds – 22.7%
	Equity Funds – 21.3%
5,000	ETFMG Prime Cyber Security ETF	153,650
3,000	iShares Core MSCI Emerging Markets ETF	167,340
33,000	iShares Edge MSCI USA Value Factor ETF	2,618,220
6,000	PowerShares Buyback Achievers Portfolio	335,040
15,000	SPDR S&P 500 ETF Trust[2]	3,857,250
		7,131,500
	Fixed Income Funds – 1.4%
10,000	iShares 0-5 Year High Yield Corporate Bond ETF	477,100

	Total Exchange-Traded Funds (Cost $7,488,414)	7,608,600

	Mutual Funds – 61.1%
	Equity Funds – 3.0%
22,211	MFS International Value Fund - Class I	1,002,612

	Fixed Income Funds – 58.1%
1,401,632	PIMCO Income Fund - Class Institutional	17,450,322
233,645	PIMCO Low Duration Income Fund - Class Institutional	2,007,009
		19,457,331
	Total Mutual Funds (Cost $19,939,233)	20,459,943

	Short-Term Investments – 10.3%
3,440,433	Fidelity Investments Money Market Funds - Treasury Portfolio - Class I, 0.92%[3]	3,440,433

	Total Short-Term Investments (Cost $3,440,433)	3,440,433

All Terrain Opportunity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Value

Total Investments –100.0% (Cost $32,792,965)	$33,461,966
Other Assets in Excess of Liabilities – 0.0%	7,826

Total Net Assets –100.0%	$33,469,792

ETF – Exchange-Traded Fund

PLC – Public Limited Company

[1]	Foreign security denominated in U.S. Dollars.
[2]	All or a portion of this security is segregated as collateral.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund

SUMMARY OF INVESTMENTS

As of October 31, 2017

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Materials	2.2%
Consumer Discretionary	1.5%
Consumer Staples	1.0%
Health Care	0.7%
Communications	0.5%
Total Common Stocks	5.9%
Exchange-Traded Funds
Equity Funds	21.3%
Fixed Income Funds	1.4%
Total Exchange-Traded Funds	22.7%
Mutual Funds
Fixed Income Funds	58.1%
Equity Funds	3.0%
Total Mutual Funds	61.1%
Short-Term Investments	10.3%
Total Investments	100.0%
Other Assets in Excess of Liabilities	0.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2017

Assets:
Investments, at value (cost $32,792,965)	$33,461,966
Segregated cash at Broker	9,495
Receivables:
Securities sold	338,768
Dividends and interest	91,407
Prepaid expenses	14,104
Total assets	33,915,740

Liabilities:
Payables:
Investment securities purchased	341,677
Fund shares redeemed	33,000
Advisory fees	16,048
Auditing fees	14,992
Fund administration fees	6,895
Transfer agent fees and expenses	6,262
Fund accounting fees	6,002
Shareholder servicing fees (Note 7)	3,633
Custody fees	3,153
Trustees' deferred compensation (Note 3)	1,275
Chief Compliance Officer fees	337
Trustees' fees and expenses	312
Accrued other expenses	12,362
Total liabilities	445,948

Net Assets	$33,469,792

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$32,801,061
Accumulated net investment income	60,308
Accumulated net realized loss on investments, purchased options contracts, and written options contracts	(60,578)
Net unrealized appreciation on:
Investments	669,001
Net Assets	$33,469,792

Shares of beneficial interest issued and outstanding	1,308,993
Net asset value per share	$25.57

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2017

Investment Income:
Dividends	$1,269,470
Interest	24,715
Total investment income	1,294,185

Expenses:
Advisory fees	483,069
Fund administration fees	47,351
Fund accounting fees	44,786
Registration fees	37,000
Legal fees	36,699
Transfer agent fees and expenses	33,011
Shareholder servicing fees (Note 7)	21,022
Chief Compliance Officer fees	15,891
Custody fees	15,348
Auditing fees	15,001
Shareholder reporting fees	11,001
Miscellaneous	8,801
Trustees' fees and expenses	8,001
Insurance fees	3,402
Interest expense	586
Total expenses	780,969
Advisory fees waived and/or other expenses absorbed	(230,745)
Voluntary advisory fees waived	(54,864)
Net expenses	495,360
Net investment income	798,825

Realized and Unrealized Gain (Loss) on Investments, Purchased Option Contracts, and Written Option Contracts:
Net realized gain (loss) on:
Investments	1,011,445
Purchased options contracts	(140,825)
Written options contracts	1,053
Net realized gain	871,673

Capital gain distributions from regulated investment companies	22,299

Net change in unrealized appreciation/depreciation on:
Investments	892,013
Net change in unrealized appreciation/depreciation	892,013
Net realized and unrealized gain on investments, purchased option contracts, and written option contracts	1,785,985

Net Increase in Net Assets from Operations	$2,584,810

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$798,825	$746,341
Net realized gain (loss) on investments, purchased options contracts and written options contracts	871,673	(419,319)
Capital gain distributions from regulated investment companies	22,299	111,010
Net change in unrealized appreciation/depreciation on investments, purchased options contracts and written options contracts	892,013	77,607
Net increase from payments by affiliates (Note 3)	-	6
Net increase in net assets resulting from operations	2,584,810	515,645

Distributions to Shareholders:
From net investment income:
Class C1	-	(219,057)
Institutional Class[2]	(788,878)	(531,681)
Total distributions to shareholders	(788,878)	(750,738)

Capital Transactions:
Net proceeds from shares sold:
Class C1	-	10,000
Institutional Class[2]	2,873,922	27,811,571
Reinvestment of distributions:
Class C1	-	187,231
Institutional Class[2]	788,878	531,561
Cost of shares redeemed:
Class I3	-	(98,929)
Class C1	-	(25,778,221)
Institutional Class[2,4]	(5,418,045)	(3,710,944)
Net decrease in net assets from capital transactions	(1,755,245)	(1,047,731)

Total increase (decrease) in net assets	40,687	(1,282,824)

Net Assets:
Beginning of period	33,429,105	34,711,929
End of period	$33,469,792	$33,429,105

Undistributed net investment income	$60,308	$51,202

Capital Share Transactions:
Shares sold:
Class C1	-	409
Institutional Class[2]	114,674	1,177,409
Shares reinvested:
Class C1	-	7,795
Institutional Class[2]	31,644	22,088
Shares redeemed:
Class I3	-	(4,070)
Class C1	-	(1,094,890)
Institutional Class[2]	(217,267)	(153,573)
Net decrease from capital share transactions	(70,949)	(44,832)

[1]	Class C shares were re-designated as Class I shares on August 29, 2016. Class I shares were liquidated on September 30, 2016.
[2]	Class A shares were re-designated as Institutional Class on September 16, 2016.
[3]	Class I shares were liquidated on December 4, 2015.
[4]	Net of redemption fee proceeds of $192 and $0, respectively.

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31,		For the Period November 3, 2014* through
	2017	2016	October 31, 2015
Net asset value, beginning of period	$24.23	$24.39	$25.00
Income from Investment Operations:
Net investment income[1,2]	0.60	0.60	0.29
Net realized and unrealized gain (loss) on investments	1.33	(0.18)	(0.52)
Total from investment operations	1.93	0.42	(0.23)

Less Distributions:
From net investment income	(0.59)	(0.58)	(0.38)
Total distributions	(0.59)	(0.58)	(0.38)

Redemption fee proceeds[1]	- [3]	-	-

Net asset value, end of period	$25.57	$24.23	$24.39

Total return[4]	8.05%	1.74%	(0.93)%[8]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$33,470	$33,429	$8,146

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	2.34%	2.69%	2.83%[9]
After fees waived and expenses absorbed[5,6]	1.49%[7]	1.78%	1.95%[9]
Ratio of net investment income to average net assets (including interest expense):
Before fees waived and expenses absorbed[2]	1.54%	1.56%	0.30%[9]
After fees waived and expenses absorbed[2]	2.39%	2.47%	1.18%[9]

Portfolio turnover rate	280%	206%	283%[8]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	Amount represents less than $0.01 per share.
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Prior to September 16, 2016, returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Prior to September 16, 2016, returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $25,000 or more. If the sales charge was included, total returns would be lower.
[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	Prior to September 16, 2016, the Advisor had contractually agreed to limit the operating expenses of Class A to 1.95%. Effective September 16, 2016, the Advisor has contractually agreed to limit the operating expenses to 1.70% of the Institutional Class which was re-designated from Class A on that date. Effective May 1, 2017, the Advisor has contractually agreed to limit the operating expenses to 1.60% of the Institutional Class.
[7]	If interest expense on cash due to broker had been excluded, the expense ratio would have been lowered by 0.01% for the year ended October 31, 2017.
[8]	Not annualized.
[9]	Annualized.

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2017

Note 1 – Organization

The All Terrain Opportunity Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to provide capital appreciation with positive returns in all market conditions. The Fund commenced investment operations on November 3, 2014, with three classes of shares: Class A, Class C and Class I. Class I shares were liquidated on December 4, 2015. Class C shares were re-designated to Class I shares on August 29, 2016, and were subsequently liquidated on September 30, 2016. Class A shares were re-designated to Institutional Class on September 16, 2016.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2017

(c) Options

The Fund may write or purchase options contracts primarily to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(d) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

Each ETF in which the Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk as well as risks associated with fixed-income securities.

(e) Unaffiliated Investment Companies

The Fund invests a significant amount (52.1% of its net assets as of October 31, 2017) in the PIMCO Income Fund’s Institutional Class (“PIMIX”). The primary investment objective of the PIMCO Income Fund (“PIMCO”) is to maximize current income. Long-term capital appreciation is its secondary objective. PIMCO’s fiscal year end is March 31. Per the annual report ended March 31, 2017, the net assets of PIMCO Fund were $79,494,066,000. PIMIX had a total return of 9.90%, expenses ratio of 0.48%, and net investment income ratio of 4.73%. A copy of the PIMCO Income Fund‘s annual report can be found at www.pimco.com.

All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2017

(f) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(g) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period November 3, 2014 (commencement of operations) through October 31, 2015, and as of and during the years ended October 31, 2016-2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h) Distributions to Shareholders

The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2017

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Castle Financial & Retirement Planning Associates, Inc. (“Castle Financial”), and Bauer Capital Management, LLC (“Bauer Capital”), who serve as co-investment advisors and construct the Fund’s portfolio (collectively referred to as the “Advisors”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to Bauer Capital and Castle Financial at the following annual rates based on the Fund’s average daily net assets:

	Advisory Fees effective May 1, 2017	Advisory Fees prior to May 1, 2017
Castle Financial	0.56%	0.60%
Bauer Capital	0.84%	0.90%

Until further notice, Castle Financial has agreed to voluntarily waive any advisory fee that it is entitled to receive after its payment of any reimbursement to the Fund of operating expenses pursuant to its expense limitation agreement.

The Advisors have contractually agreed to waive their fee and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed the following levels:

	Expense limitation effective May 1, 2017	Expense limitation prior to May 1, 2017
All Terrain Opportunity Fund	1.60%	1.70%

This agreement is in effect until April 28, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended October 31, 2017, the Advisors waived advisory fees and absorbed other expenses totaling $285,609. The advisors will not seek recoupment of any advisory fee waived or other expenses absorbed.

	Advisory Fees Accrued	Advisory Fees Waived and/or Other Expenses Absorbed
Castle Financial	$193,228	$193,228	*
Bauer Capital	$289,841	$92,381

*	Castle Financial has agreed to voluntarily waive a portion of its advisory fee after expenses reimbursed. The voluntarily advisory fee waived is reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2017

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended October 31, 2017, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees had adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or defer some or all payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended October 31, 2017, are reported on the Statement of Operations.

An Affiliate reimbursed the Fund $6 for losses related to trade error for the year ended October 31, 2016. This amount is reported on the Fund’s Statement of Changes under the caption of “Net increase from payments by affiliates.” The amount of the reimbursement had no impact on the Fund’s NAV.

Note 4 – Federal Income Taxes

At October 31, 2017, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$32,842,370
Gross unrealized appreciation	$632,691
Gross unrealized depreciation	(13,095)
Net unrealized appreciation on investments	$619,596

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain/(loss) as follows:

Increase (Decrease)
Paid-In Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$990	$(841)	$(149)

All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2017

As of October 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$60,308
Undistributed long-term gains	-
Tax accumulated earnings	60,308

Accumulated capital and other losses	(11,173)
Unrealized appreciation on investments	619,596
Total accumulated earnings	$668,731

As of October 31, 2017, the Fund had a long-term capital loss carryover of $11,173. To the extent that the fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of the distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

Distributions paid from:	2017	2016
Ordinary income	$788,878	$750,738
Net long-term capital gains	-	-
Total taxable distributions	788,878	750,738
Total distributions paid	$788,878	$750,738

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 60 days of purchase. For the year ended October 31, 2017 and for the year ended October 31, 2016, the Fund received $192 and $0, respectively.

Note 6 - Investment Transactions

For the year ended October 31, 2017, purchases and sales of investments, excluding short-term investments and options, were $83,866,622 and $88,197,867, respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of average daily net assets attributable to Institutional Class shares to shareholder servicing agents who provide administrative and support services to their customers. The Plan was effective for Class I (formerly Class C) and Class I until their liquidation date.

For the year ended October 31, 2017, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2017

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2017, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$1,952,990	$-	$-	$1,952,990
Exchange-Traded Funds[1]	7,608,600	-	-	7,608,600
Mutual Funds[1]	20,459,943	-	-	20,459,943
Short-Term Investments	3,440,433	-	-	3,440,433
Total Investments	$33,461,966	$-	$-	$33,461,966

*	The Fund did not hold any Level 2 or 3 securities at period end.
[1]	All common stocks, exchange-traded funds, and mutual funds held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, and exchange-traded funds or mutual funds by asset classification, please refer to the Schedule of Investments.

All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2017

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 10 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options contracts during the year ended October 31, 2017.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2017 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$(140,825)	$1,053
Total	$(140,825)	$1,053

The number of contracts is included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of October 31, 2017 are as follows:

Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	80	-

Note 11 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a distribution to be paid, on December 28, 2017, to shareholders of record on December 27, 2017 as follows:

Long Term Capital Gain	Short Term Capital Gain	Income
$-	$-	$0.16385

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of All Terrain Opportunity Fund and

the Board of Trustees of Investment Managers Series Trust II

We have audited the accompanying statement of assets and liabilities of the All Terrain Opportunity Fund (the “Fund”), a series of Investment Managers Series Trust II, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended and the financial highlights for the two years then ended and for the period November 3, 2014 (commencement of operations) through October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and broker or by other appropriate auditing procedures where reply from broker was not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the All Terrain Opportunity Fund as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for the two years then ended and for the period November 3, 2014 through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 29, 2017

All Terrain Opportunity Fund

SUPPLEMENTAL INFORMATION (UNAUDITED)

For the year ended October 31, 2017, 11.83% of the dividends to be paid from net investment income, including short-term capital gains, if any, from the Fund, are designated as qualified dividend income.

For the year ended October 31, 2017, 5.74% of the dividends to be paid from net investment income, including short-term capital gains, if any, from the Fund, are designated as dividends received deduction available to corporate shareholders.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (844) 441-4440. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	1	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present). Director, Managed Accounts, Merrill Lynch (2007-2008).	1	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	1	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014).	1	Investment Managers Series Trust, a registered investment company (includes 69 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (September 2013 – January 2016).	1	Investment Managers Series Trust, a registered investment company (includes 69 portfolios).

All Terrain Opportunity Fund

SUPPLEMENTAL INFORMATION (UNAUDITED) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Terrance P. Gallagher [a] (born 1958) President	Since September 2013	Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016	Co- Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

All Terrain Opportunity Fund

EXPENSE EXAMPLE

For the Six Months Ended October 31, 2017 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period* 5/1/17 – 10/31/17
Actual Performance	$ 1,000.00	$1,035.90	$ 7.46
Hypothetical (5% annual return before expenses)	1,000.00	1,017.88	7.39

*	Expenses are equal to the Fund’s annualized expense ratios of 1.45%, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the since inception period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

All Terrain Opportunity Fund

A series of Investment Managers Series Trust II

Investment Co-Advisor

Castle Financial & Retirement Planning Associates, Inc.

2899 State Highway 35
Hazlet, New Jersey 07730-1549

Investment Co-Advisor

Bauer Capital Management, LLC

2899 State Highway 35
Hazlet, New Jersey 07730-1549

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
All Terrain Opportunity Fund – Institutional Class	TERIX	46141T 604

Privacy Principles of the All Terrain Opportunity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the All Terrain Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (844) 441-4440 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (844) 441-4440 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (844) 441-4440. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (844) 441-4440.

All Terrain Opportunity Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (844) 441-4440

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-(844) 441-4440.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader. The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2017	FYE 10/31/2016
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2017	FYE 10/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2017	FYE 10/31/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed January 9, 2017.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	01/09/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	01/09/2018

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	01/09/2018